KL Allocation Fund

Advisor Class Shares (Ticker Symbol: GAVAX)

Institutional Class Shares (Ticker Symbol: GAVIX)

A series of Investment Managers Series Trust

Supplement dated June 25, 2020, to the

Prospectus and Statement of Additional Information (“SAI”),

each dated January 1, 2020, as supplemented.

Effective June 30, 2020 (the “Effective Date”), the KL Allocation Fund (the “Fund”) will replace its equity benchmark index, the MSCI All Country World Index, with the Morningstar Developed Markets Large-Mid Cap Index. Accordingly, the “Average Annual Total Returns” table on page 7 of the Prospectus is deleted and replaced with the following:

Average Annual Total Returns for Period Ended December 31, 2018	One Year	Five Years	Since Inception September 30, 2010
Institutional Class - Return Before Taxes	(12.29)%	2.96%	6.17%
Institutional Class - Return After Taxes on Distributions*	(13.58)%	1.92%	5.32%
Institutional Class - Return After Taxes on Distributions and Sale of Fund Shares*	(6.32)%	2.27%	4.86%
Advisor Class – Return Before Taxes	(12.50)%	2.72%	5.89%
Morningstar Developed Markets Large-Mid Cap Index (reflects no deduction for fees, expenses or taxes) **	(8.91)%	4.56%	8.03%
Bloomberg Barclays U.S. Treasury Bond Index (reflects no deduction for fees, expenses or taxes)	0.86%	2.01%	1.94%
Custom Index***	(4.86)%	3.71%	5.79%

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class shares only and after-tax returns for classes other than Institutional Class will vary from returns shown for Institutional Class.
**	Effective June 30, 2020, the Fund changed its primary performance benchmark from the MSCI All Country World Index to the Morningstar Developed Markets Large-Mid Cap Index. Knowledge Leaders Capital, LLC, the Fund’s advisor, believes the Morningstar Developed Markets Large-Mid Cap Index is more transparent and has a clearer set of objective rules. Due to this assessment, the advisor believes the Morningstar Developed World Markets Large-Mid Cap Index represents a better equity benchmark with which to compare performance of the KL Allocation Fund.
***	The Custom Index is composed of a 60% weighting in the Morningstar Developed Markets Large-Mid Cap Index and a 40% weighting in the Bloomberg Barclays U.S. Treasury Bond Index.

Additionally, as of the Effective Date, Bryce Coward, CFA, will be added as a portfolio manager to the Fund. As a result, as of the Effective Date, the Prospectus and SAI are updated as follows:

The “Portfolio Managers” section on page 7 of the Prospectus is replaced with the following:

Steven C. Vannelli, Managing Director, and Bryce Coward, CFA, Deputy Chief Investment Officer, serve as portfolio managers of the Fund and are primarily and jointly responsible for the day-to-day management of the Fund’s portfolio. Mr. Vannelli has served as portfolio manager of the Fund since its inception and Mr. Coward has served as portfolio manager of the Fund since June 30, 2020.

The first paragraph under the heading entitled “Portfolio Managers” beginning on page 16 of the Prospectus is deleted in its entirety and replaced with the following:

Steven C. Vannelli and Bryce Coward are primarily and jointly responsible for the day-to-day management of the Fund’s portfolio.

The following paragraph is added under the heading entitled “Portfolio Managers” beginning on page 16 of the Prospectus:

Bryce Coward, CFA, has served the firm since 2009, most recently as Deputy Chief Investment Officer and Portfolio Manager. Mr. Coward holds a bachelor’s degree in international business and a Master of Business degree in finance, both from the University of Denver. Mr. Coward is a CFA charterholder.

The first paragraph under the heading entitled “Portfolio Managers” beginning on page B-33 of the SAI is deleted in its entirety and replaced with the following:

Steven C. Vannelli, Managing Director of the Advisor, and Bryce Coward, CFA, Deputy Chief Investment Officer of the Advisor, serve as the portfolio managers of the Fund and are primarily and jointly responsible for the day-to-day management of the Fund’s portfolio.

The following is added under the section entitled “Other Accounts Managed by the Portfolio Manager” beginning on page B-33 of the SAI:

As of May 31, 2020, information on other accounts managed by Bryce Coward is as follows.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)
Bryce Coward	1	$140.4	0	$0	0	$0

	Number of Accounts with Advisory Fee Based on Performance
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)
Bryce Coward	0	$0	0	$0	0	$0

The paragraph under the heading entitled “Compensation” beginning on page B-33 of the SAI is deleted in its entirety and replaced with the following:

Steven C. Vannelli, as owner of Knowledge Leaders Holdings, LLC, the majority owner of the Advisor, is compensated based on profits of the Advisor. Bryce Coward is compensated by the Advisor. He receives a fixed base salary plus a discretionary annual bonus based on the profitability of the Advisor.

The following is added to the “Ownership of the Funds by Portfolio Managers” on page B-33 of the SAI:

The following chart sets forth the dollar range of Fund shares owned by Bryce Coward as of May 31, 2020.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, Over $1,000,000)
Bryce Coward	None

Please file this Supplement with your records.